                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the "Company");

Does hereby constitute and appoint David C. Bupp, Brent L. Larson and Patricia
     A. Coburn to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission a Registration
     Statement on Form S-3 for the resale of certain shares of common stock, par value $.001, of the Company, and any amendments or supplements to such Form S-3; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Form S-3, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 30th day of March, 1999.


                                                     /s/ Melvin D. Booth
                                                 ----------------------------
                                                       Melvin D. Booth
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                                POWER OF ATTORNEY

The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the "Company");

Does hereby constitute and appoint Brent L. Larson and Patricia A. Coburn to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission a Registration
     Statement on Form S-3 for the resale of certain shares of common stock, par value $.001, of the Company, and any amendments or supplements to such Form S-3; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Form S-3, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 8th day of March, 1999.

                                                  /s/ David C. Bupp
                                                  ----------------------------
                                                      David C. Bupp

                                POWER OF ATTORNEY

The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the "Company");

Does hereby constitute and appoint David C. Bupp, Brent L. Larson and
     Patricia A. Coburn to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission a Registration
     Statement on Form S-3 for the resale of certain shares of common stock, par value $.001, of the Company, and any amendments or supplements to such Form S-3; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Form S-3, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 4th day of March, 1999.

                                                       /s/ John S. Christie
                                                       ------------------------
                                                           John S. Christie

                                POWER OF ATTORNEY

The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the "Company");

Does hereby constitute and appoint David C. Bupp, Brent L. Larson and
     Patricia A. Coburn to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission a Registration
     Statement on Form S-3 for the resale of certain shares of common stock, par value $.001, of the Company, and any amendments or supplements to such Form S-3; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Form S-3, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 8th day of March, 1999.

                                                      /s/ Julius R. Krevans
                                                   ----------------------------
                                                        Julius R. Krevans

                                POWER OF ATTORNEY

The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the "Company");

Does hereby constitute and appoint David C. Bupp and Patricia A. Coburn to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission a Registration
     Statement on Form S-3 for the resale of certain shares of common stock, par value $.001, of the Company, and any amendments or supplements to such Form S-3; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Form S-3, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 4th day of March, 1999.

                                                     /s/ Brent L. Larson
                                                  ---------------------------
                                                           Brent L. Larson

                                                               POWER OF ATTORNEY

The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the "Company");

Does hereby constitute and appoint David C. Bupp, Brent L. Larson and
     Patricia A. Coburn to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission a Registration
     Statement on Form S-3 for the resale of certain shares of common stock, par value $.001, of the Company, and any amendments or supplements to such Form S-3; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Form S-3, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 10th day of March, 1999.

                                                 /s/ Michael P. Moore
                                               ---------------------------------
                                                                Michael P. Moore

                                                               POWER OF ATTORNEY

The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the "Company");

Does hereby constitute and appoint David C. Bupp, Brent L. Larson and
     Patricia A. Coburn to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission a Registration
     Statement on Form S-3 for the resale of certain shares of common stock, par value $.001, of the Company, and any amendments or supplements to such Form S-3; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Form S-3, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 3rd day of March, 1999.

                                            /s/ J. Frank Whitley, Jr.
                                            -----------------------------------
                                                           J. Frank Whitley, Jr.

                                POWER OF ATTORNEY

The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the "Company");

Does hereby constitute and appoint David C. Bupp, Brent L. Larson and
     Patricia A. Coburn to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission a Registration
     Statement on Form S-3 for the resale of certain shares of common stock, par value $.001, of the Company, and any amendments or supplements to such Form S-3; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Form S-3, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 5th day of March, 1999.

                                                    /s/ James F. Zid
                                                  ------------------------------
                                                                  James F. Zid